September 21, 2020

DREYFUS INSTITUTIONAL Reserves FUNDS

Dreyfus Institutional Preferred Government Money Market Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in "Principal Investment Strategy" in the summary prospectus and "Fund Summary—Principal Investment Strategy" and "Fund Details—Goal and Approach" in the prospectus:

Shares of the fund are intended to qualify as eligible investments for federally chartered credit unions.  The fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that shares of the fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.  Shares of the fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions.  A state-chartered credit union should consult its legal counsel to determine whether the fund is a permissible investment under the laws applicable to it.